                               MICHAEL FOODS, INC.

                       SEVERANCE PLAN EXTENSION RESOLUTION
                                  JULY 27, 2000

RESOLVED, that the Severance Pay Plan for Eligible Employees of Michael Foods, Inc. and its subsidiaries (the "Severance Plan"), as approved and implemented in accordance with the directives of the Board of Directors on July 26, 1990 and extended through July 1, 2000, be hereby extended for a period of one additional year to a new Termination Date of July 1, 2001.

       Number of employees covered under the Severance Plan
          from July 1, 1999 to July 1, 2000 (as revised on Aug. 8, 1999).....31

       Employees added:
          Mark Anderson - Vice President of Business Development and
                          Management - CFRDC
         Charles Bailey - Vice President of Operations - Kohler Mix
                          Specialties, Inc.
         Richard Howe - Director of e-commerce
         Jerry Monnot -  Director of Crystal Farms Applications
         Craig Morrill - Director, Utility Services
         Steve Semmer - Director of Foodservice Applications
         David Morris - Director of Foodservice Applications

      Employees deleted:
         James J. Kohler - Kohler Mix Specialties, Inc. (resigned) Erich Fritz - Kohler Mix Specialties, Inc. (resigned)
         Craig V. Miller - Kohler Mix Specialties, Inc. (resigned)

      Number of employees covered under the Severance Plan
         from July 1, 2000 to July 1, 2001...................................35

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                                                MICHAEL FOODS, INC.
                                          PARTICIPANTS IN SEVERANCE PLAN
                                     PROPOSED FOR JULY 1, 2000 TO JULY 1, 2001

COMPANY EMPLOYED                                             POSITION                                                     EMPLOYEE
----------------------------------------------------------------------------------------------------------------------------------
Michael Foods, Inc......................................Assistant Treasurer........................................Mark D. Witmer*
Michael Foods, Inc............................................C.I.O................................................Thomas C. Kelly
Michael Foods, Inc. ................................V.P. - Human Resources......................................Ronald W. Bergman*
Michael Foods, Inc. ..................................Director of e-Commerce.............................................Dick Howe
Michael Foods, Inc. - Distribution......................V.P. - Distribution............................................James Mohr*
Michael Foods, Inc. - Sales.........................E.V.P. Michael Foods Sales......................................Dean Sprinkle*
Michael Foods, Inc. - Sales.............................V.P. - G. M. Precooked Products...............................Pres Colwell
Michael Foods, Inc. - Sales..................................V.P. - Field Sales..........................................Rich Lich
Michael Foods, Inc. - Sales..................................V.P. - Field Sales.........................................Tom Nykamp
Michael Foods, Inc. - Sales...............................V.P. - National Accounts................................Deborah Cummings
Michael Foods, Inc. - IT...........................Director, Utility Services........................................Craig Morrill
Michael Foods, Inc. - IT.....................Director of Crystal Farms Applications...................................Jerry Monnot
Michael Foods, Inc. - IT......................Director of Foodservice Applications....................................Steve Semmer
Michael Foods, Inc. - IT......................Director of Foodservice Applications.....................................Dave Morris
Michael Foods Egg Products Co..............................V.P. - R&D........................................Hershell R. Ball, Jr.
Michael Foods Egg Products Co.............................E.V.P. & C.F.O...........................................Bradley L. Cook
Michael Foods Egg Products Co...........................V.P. - Operations...............................................Ken Neishi
Michael Foods Egg Products Co...........................V.P. - Procurement.............................................Terry Baker
Michael Foods Egg Products Co.........................V.P. - Live Production.............................................Tim Bebee
Michael Foods Egg Products Co.....................V.P. - Industrial/Export Sales................................Thomas Rechsteiner
Michael Foods Egg Products Co............................V.P. - Controller...........................................Mark Westphal
Michael Foods Egg Products Co.....................President Emeritus - Papetti's................................Arthur N. Papetti*
Michael Foods Egg Products Co...........................Executive Vice President......................................A.J. Papetti
Michael Foods Egg Products Co...........................Executive Vice President...................................Stephen Papetti
Michael Foods Egg Products Co....................V.P. Regional Sales and National Accounts..............................Vicky Wass
Michael Foods Egg Products Co............................V.P. - Operations..........................................Toby Catherman
Michael Foods Egg Products Co.........................V.P. - Industrial Sales.........................................John Brommer
Northern Star Co..............................................C.F.O...................................................Max Hoffmann
Crystal Farms RDC......................................Vice President, Wisco......................................Russell P. Roedl
Crystal Farms RDC.............................................C.F.O....................................................James Grosh
Crystal Farms RDC..........................................V.P. - Sales.............................................Jeffrey Thomas
Crystal Farms RDC..............................V.P. - Business Development and Management............................Mark Anderson
Kohler Mix Specialties, Inc....................V.P. - Sales and Business Development..................................Mark Johnson
Kohler Mix Specialties, Inc.............................V. P. - Operations..........................................Charles Bailey

* two year level